                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                           -------------------------


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               January 23, 2001
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)


                           DATA CRITICAL CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                    000-27855                  91-1901482
----------------------------    ---------------------     ----------------------
(State or Other Jurisdiction    (Commission File No.)           (IRS Employer
    of Incorporation)                                        Identification No.)


                     19820 North Creek Parkway, Suite 100
                           Bothell, Washington 98011
         ------------------------------------------------------------
         (Address of principal executive offices, including Zip Code)


                                (425) 482-7000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events

     On January 23, 2001, Data Critical Corporation (the "Company") announced that the Company has filed notice with the National Association of Securities Dealers ("NASD") of a decrease of 5% or greater in the total number of its outstanding shares of its capital stock as a result of share repurchases by the Company pursuant to a stock repurchase plan announced by the Company on November 9, 2000. On January 23, 2001, the Company issued a press release announcing this filing with the NASD. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this report by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits


          99.1      Press Release dated January 23, 2001.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATA CRITICAL CORPORATION

Dated:  January 23, 2001               By /s/ Michael E. Singer
                                         ------------------------------
                                          Michael E. Singer
                                          Executive Vice President and
                                          Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------
    99.1           Press Release dated January 23, 2001.